Table of Contents

      USAA Family of Funds                                     1
      Message from the President                               2
      Investment Review
         USAA New York Bond Fund                               4
         USAA New York Money Market Fund                       9
      Financial Information
         Distributions to Shareholders                        13
         Independent Auditors' Report                         14
         Portfolios of Investments:
            Categories and Definitions                        15
            USAA New York Bond Fund                           16
            USAA New York Money Market Fund                   18
            Notes to Portfolios of Investments                21
         Statements of Assets and Liabilities                 22
         Statements of Operations                             23
         Statements of Changes in Net Assets                  24
         Notes to Financial Statements                        25










Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA New York Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA   with  the  eagle  is   registered   in  the  U.S.   Patent  &   Trademark
Office.(Copyright)2000, USAA. All rights reserved.













                         USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth (Registered
  Trademark)                       Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index                            Moderate                $3,000
 Science & Technology              Very high               $3,000
 Small Cap Stock                   Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA (Registered Trademark)       Low to moderate         $3,000
 High-Yield
  Opportunities                    High                    $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Intermediate-Term
  Bond                             Low to moderate         $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust (Registered         Very low                $3,000
  Trademark)
 State Money Market                Very low                $3,000
-------------------------------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, and Virginia funds available to residents only.

Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.












Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE.]


From the vantage point of March 2000, we can all look at the tax-exempt bond market and breathe just a little more easily. It has been a long time since we have been able to do that.

At USAA Investments we believe that many investors are, in truth, more comfortable with some of their assets allocated to bonds. Bonds are less volatile than stocks over long periods, and they can lessen the turmoil in a portfolio. Many times I hear people ask, "Why would anyone invest in bonds when stocks have such higher returns?" My answer is that I have known few people who have the fortitude to have all of their money in stocks. That doesn't mean that a person who allocates some of a portfolio to bonds is weak. That's simply the way we are. When stocks drop precipitously, I am convinced that opportunities are created. But only a calm, calculating person can take advantage of them. That usually means a person who is properly allocated all the time. Those precipitous drops tend to surprise everyone.

Another key belief of ours is that income is the basis of most of the potential returns on bonds and that by maximizing income we may produce very good results over time.

This emphasis on income can hurt in a year like 1999, but when you consider periods of just a few years you get a clearer picture of what we mean.


--------------------------------------------------------------------------------
                    Total Return for Periods Ending 12/31/99
--------------------------------------------------------------------------------
                                               1 Year     5 Years   10 Years

    USAA Tax Exempt Long-Term Fund             -5.04%      6.59%     6.37%

    USAA Tax Exempt Intermediate-Term Fund     -2.61%      6.37%     6.49%

    USAA Tax Exempt Short-Term Fund             1.64%      4.98%     5.06%

    USAA Tax Exempt Money Market Fund           3.15%      3.40%     3.60%
--------------------------------------------------------------------------------

Total return equals income plus share price change and assumes reinvestment of all dividends and capital gain distributions.

The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

The key thing about this chart is that all of these returns include the bad market of 1999. One poor year has not overturned the good returns of many years.

Markets will always move, but we believe that a sound and consistent strategy will pay off.



Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.











Investment Review


USAA NEW YORK BOND FUND

OBJECTIVE: High level of current interest income that is exempt from federal income tax and New York state and New York City personal income taxes.

TYPES OF INVESTMENTS: Invests principally in long-term, investment-grade New York tax-exempt securities.


--------------------------------------------------------------------------------
                                                     3/31/99          3/31/00
================================================================================
Net Assets                                        $88.5  Million   $83.0 Million
Net Asset Value Per Share                             $11.66           $10.79
Tax-Exempt Dividends Per Share Last 12 Months          $.614            $.606
Capital Gain Distributions Per Share Last 12 Months      -                 -
--------------------------------------------------------------------------------
30-Day SEC Yield* as of 3/31/00
--------------------------------------------------------------------------------
30-Day SEC Yield                                                         5.33%
--------------------------------------------------------------------------------
* Calculated as prescribed by the Securities and Exchange Commission.


                     Average Annual Compounded Returns with
            Reinvestment of Dividends - Periods Ending March 31, 2000

--------------------------------------------------------------------------------
                   Total Return  Equals   Dividend Return   Plus  Price Change
--------------------------------------------------------------------------------
Since 10/15/90        7.10%        =           5.90%          +       1.20%
--------------------------------------------------------------------------------
5 Years               5.76%        =           5.72%          +       0.04%
--------------------------------------------------------------------------------
1 Year               -2.20%        =           5.26%          +      -7.46%
--------------------------------------------------------------------------------




              Annual Total Returns and Compounded Dividend Returns
                 for the Nine-Year Period Ending March 31, 2000

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA New York Bond Fund for the nine-year period ended March 31, 2000.

Total Return for Years Ended:
----------------------------
03/31/92       11.00%
03/31/93       13.74%
03/31/94        0.68%
03/31/95        5.42%
03/31/96        7.67%
03/31/97        5.89%
03/31/98       12.24%
03/31/99        5.73%
03/31/00       -2.20%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
03/31/92        6.81%
03/31/93        6.45%
03/31/94        4.99%
03/31/95        5.97%
03/31/96        6.00%
03/31/97        5.98%
03/31/98        6.02%
03/31/99        5.39%
03/31/00        5.26%

Change in Share Price:
---------------------
03/31/92        4.19%
03/31/93        7.29%
03/31/94       -4.31%
03/31/95       -0.55%
03/31/96        1.67%
03/31/97       -0.09%
03/31/98        6.22%
03/31/99        0.34%
03/31/00       -7.46%

** Compounded Dividend yield calculation includes only income distributions.

Total return equals dividend return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income from dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



                     12-Month Dividend Yield Comparison

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA New York Bond Fund to the 12 Month Dividend Yield of the Lipper New York Municipal Debt Funds Average from 3/31/92 to 3/31/00.

            USAA New York               Lipper New York Municipal
           Bond Fund Yield               Debt Funds Average Yield
           ---------------               ------------------------
3/31/92        6.28%                               6.42%
3/31/93        5.63%                               5.71%
3/31/94        5.70%                               5.64%
3/31/95        5.74%                               5.38%
3/31/96        5.79%                               5.11%
3/31/97        5.84%                               4.99%
3/31/98        5.42%                               4.71%
3/31/99        5.27%                               4.49%
3/31/00        5.61%                               4.72%

The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 3/31/92 to 3/31/00.



                    Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment for the USAA New York Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper New York Municipal Debt Funds Average. The data is from 10/15/90 through 3/31/00. The data points from the graph are as follows:

USAA  New York Bond Fund
 Year                  Amount
 ----                  ------
10/15/90              $10,000
03/31/91               10,822
09/30/91               11,605
03/31/92               12,012
09/30/92               12,860
03/31/93               13,663
09/30/93               14,583
03/31/94               13,755
09/30/94               13,821
03/31/95               14,501
09/30/95               15,163
03/31/96               15,613
09/30/96               16,124
03/31/97               16,532
09/30/97               17,688
03/31/98               18,555
09/30/98               19,477
03/31/99               19,618
09/30/99               18,921
03/31/00               19,187

Lehman Brothers Municipal Bond Index
 Year                  Amount
 ----                  ------
10/15/90              $10,000
03/31/91               10,574
09/30/91               11,220
03/31/92               11,632
09/30/92               12,395
03/31/93               13,089
09/30/93               13,974
03/31/94               13,392
09/30/94               13,633
03/31/95               14,387
09/30/95               15,159
03/31/96               15,593
09/30/96               16,073
03/31/97               16,444
09/30/97               17,526
03/31/98               18,208
09/30/98               19,053
03/31/99               19,338
09/30/99               18,919
03/31/00               19,318

Lipper New York Municipal Debt Funds Average
 Year                  Amount
 ----                  ------
10/15/90              $10,000
03/31/91               10,560
09/30/91               11,327
03/31/92               11,701
09/30/92               12,557
03/31/93               13,352
09/30/93               14,284
03/31/94               13,598
09/30/94               13,665
03/31/95               14,276
09/30/95               14,880
03/31/96               15,260
09/30/96               15,710
03/31/97               15,996
09/30/97               17,038
03/31/98               17,677
09/30/98               18,476
03/31/99               18,594
09/30/99               17,884
03/31/00               18,144

Data since inception on 10/15/90 through 3/31/00.

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term, investment-grade, tax-exempt bond market. The Lipper New York Municipal Debt Funds Average is the average performance level of all New York municipal debt funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index since funds have expenses.









Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER: CLIFFORD A. GLADSON, CFA, APPEARS HERE]


CREDIT MARKET REVIEW

Since our last annual report on March 31, 1999, the Federal Reserve (the Fed) raised the short-term interest rate 1.25%. By the end of the USAA New York Bond Fund's fiscal year on March 31, 2000, yields on 30-year AA-rated municipal bonds rose 0.65%. The Fed is concerned that the strong growth in the domestic economy will lead to price inflation. The fiscal condition of New York state and many of its municipal entities has benefited from the continued economic expansion. This is evidenced by higher-than-expected revenues and the very large budget surpluses for both New York state and New York City.

FUND PERFORMANCE

While past performance is no guarantee of future results, from March 31, 1999, to March 31, 2000, your Fund paid a dividend distribution yield of 5.61%, well above the average dividend distribution yield of 4.72% for the Lipper New York Municipal Debt Funds Average. During the Fund's fiscal year, rising interest rates caused the share price to fall $0.87 to $10.79.

                             *  *  *  *  *

Your Fund's performance received an Overall Star Rating of 5 stars in the municipal bond fund category from Morningstar Rating(Trademark) for the period ending March 31, 2000.


The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions.

Refer to the bottom of page 5 for the Lipper Average definition.

Past performance is no guarantee of future results. Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of March 31, 2000. The ratings are subject to change every month. Morningstar ratings on U.S.-domiciled funds are calculated from the fund's three-, five-, and 10-year average annual returns in excess of 90-day U.S. Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day U.S. T-bill returns. The USAA New York Bond Fund received 5 stars for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Fund was rated exclusively against U.S.-domiciled funds. The Fund was rated among 1,682 and 1,394 funds in the municipal bond fund category for the three- and five-year periods, respectively.

HOW I APPROACH YOUR FUND'S INCOME OBJECTIVE

The primary objective of each USAA tax-exempt bond fund is to distribute a high level of tax-exempt income. Our tax-exempt funds are designed to promote tax-free income accumulation rather than taxable capital gain distribution. This income orientation is impacted by the mathematical nature of bonds, the federal income tax code, and the behavior of the fixed-income market.

Interest rates fluctuate. When interest rates rise, the price of a bond falls. When interest rates fall, the price of a bond rises. At maturity, barring a credit disaster, a bond pays off at face value. The only tax-exempt income that is earned depends on the bond's coupon yield at the time of purchase.

Common sense dictates that a taxpayer values tax-exempt income over taxable capital gain distributions. The table on page 4 shows the sources of total return for the USAA New York Bond Fund over the last one and five years and since inception. Notice that the tax-exempt dividend return is the dominant component of long-term total return. The three graphs below the table further illustrate how the Fund's dividend returns and yearly price appreciation combine to produce annual total returns. Besides dominating long-term total return, tax-exempt income distributions help smooth out the annualized total return.

Two market factors shape our income-oriented portfolio strategy. First, to our knowledge, no one has consistently been able to predict the movement in interest rates. This makes market timing a losing proposition. Consequently, USAA tax-exempt funds tend to remain fully invested and do not try to time the market. When we trade bonds, it is to take advantage of interest rate movements that have the potential to increase a fund's dividend distribution yield. We carefully manage trading activity to reduce taxable capital gain distributions. The second market factor that influences portfolio strategy is that yields for municipal bonds tend to increase as bond maturity lengthens. This means, in order to earn a high level of income, the Fund's weighted average maturity will usually be between 15 and 25 years.

CURRENT MARKET CONDITIONS

The credit market anticipates that the Fed will continue to raise short-term interest rates until there is some moderation in the rate of growth in the domestic economy. The market's confidence in the Fed's resolve to keep inflation at bay is reflected by long-term interest rates rising at a slower rate than short-term interest rates. I continue to view any rise in interest rates as an opportunity to improve the distribution yield of your Fund.

TAXABLE EQUIVALENT YIELDS

The tables below compare the yield of the USAA New York Bond Fund with a taxable equivalent investment.

--------------------------------------------------------------------------------
To match the USAA New York Bond Fund's closing 30-day SEC yield of
5.33% and:

Assuming a New York state tax rate of 6.85%
 and a marginal federal tax rate of:     15%     28%     31%     36%   39.6%

A fully taxable investment must pay:   6.73%   7.95%   8.29%   8.94%   9.47%

Assuming a New York state and city tax rate of 10.68%
 and a marginal federal tax rate of:     15%     28%     31%     36%   39.6%

A fully taxable investment must pay:   7.02%   8.29%   8.65%   9.32%   9.88%
--------------------------------------------------------------------------------
This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds.

Some income may be subject to federal, state, or local taxes, or the federal alternative minimum tax.


                            Portfolio Ratings Mix
                                 March 31, 2000

A pie chart is shown here depicting the Portfolio Ratings Mix as of March 31, 2000 of the USAA New York Bond Fund to be:

AAA - 31%; AA - 34%; A - 25%; and BBB - 10%.


The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. This chart reflects the higher rating of either Moody's Investors Service, Standard & Poor's Rating Services, or Fitch IBCA. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to category AAA account for 2.2% of the Fund's investments, and are included in their appropriate category above.


See page 16 for a complete listing of the portfolio of investments.










Investment Review

USAA NEW YORK MONEY MARKET FUND

OBJECTIVE: High level of current interest income that is exempt from federal income tax and New York state and New York City personal income taxes and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: Invests principally in high-quality New York tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
                                           3/31/99               3/31/00
================================================================================
  Net Assets                             $68.8 Million        $77.9 Million
  Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------
Average Annual Total Returns and 7-Day Yield as of 3/31/00
--------------------------------------------------------------------------------
                                        Since Inception        7-Day
            1 Year          5 Years       on 10/15/90          Yield
             3.02%           3.19%           3.07%             3.29%
--------------------------------------------------------------------------------
Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.


                             7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-Day Yield of the USAA New York Money Market Fund and the iMoneyNet, Inc. (formerly IBC Financial Data) State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free): New York Money Funds.

                         USAA New York
                       Money Market Fund                   iMoneyNet, Inc.
                       -----------------                   ---------------
03/29/99                     2.60%                              2.37%
04/26/99                     2.98%                              2.69%
05/31/99                     2.88%                              2.59%
06/28/99                     3.08%                              2.86%
07/26/99                     2.62%                              2.44%
08/30/99                     2.80%                              2.58%
09/27/99                     3.15%                              2.97%
10/25/99                     2.89%                              2.72%
11/29/99                     3.30%                              3.10%
12/27/99                     3.56%                              3.47%
01/31/00                     2.87%                              2.73%
02/28/00                     3.42%                              2.90%
03/27/00                     3.28%                              3.05%


Data represent the last Monday of each month.
Ending date 3/27/00.

The graph tracks the Fund's seven-day yield against iMoneyNet, Inc. (formerly IBC Financial Data) State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): New York Money Funds, an average of money market fund yields.









Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER: REGINA G. SHAFER, CFA, APPEARS HERE.]


MARKET SUMMARY

Since our last shareholder report, the national economy has continued to strengthen. In response, the Federal Reserve has increased the federal funds rate (the interest rate banks charge to other banks) three times since September in order to curb inflation. Normally, the raising of the federal funds rate causes interest rates to rise. However, the Treasury market has instead been reacting to the news that there will be a reduction in the issuance of long-term Treasury bonds, and thus the yields for 30-year Treasuries have declined.

Rates have increased in the short-term, tax-exempt market. According to the Bond Buyer One-Year Note Index, municipal notes have increased to 4.08% at the end of March, up from 3.73% last September -- an increase of 0.35%.

STRATEGY

We continue to believe that variable-rate demand notes (VRDNs) provide the best value for the Fund. VRDNs provide the owner the option to sell the security back to the issuer with a notice of seven days or less at a price of par (100% of face value) plus accrued interest. The interest rates on these securities also reset at least every seven days. The VRDNs are particularly attractive now as they allow the USAA New York Money Market Fund to participate in rising rates as well as provide the needed flexibility to extend into longer-term securities as they become more attractive. In addition, our team of analysts continues to research each security before it is purchased to ensure it meets our high credit standards.

The Bond Buyer One-Year Note Index is representative of yields on 10 large one-year, tax-exempt notes.

THE FUND

As you can see in the chart below, daily and weekly VRDNs represent 61% of the Fund's assets on March 31, 2000. In addition, the Fund has positions in tax-exempt bonds/notes and put bonds. These securities have the potential to provide the Fund with some stability when the VRDN rates fall -- as they do seasonally when there is a shortage of supply in the market.

The Fund's average maturity was 56 days on March 31, 2000. This is slightly longer than the average New York money market fund according to iMoneyNet, Inc. (formerly IBC Financial Data).


                                 Portfolio Mix
                                 March 31, 2000

A pie chart is shown here depicting the Portfolio Mix as of March 31, 2000 of the USAA New York Money Market Fund to be:

VRDNs - 61%; Bonds/Notes - 29%; and Put Bonds - 7%.

Percentages are of the net assets and may or may not equal 100%.


FUND PERFORMANCE

For the 12 months ending March 31, 2000, your Fund ranked 7 out of 44 New York tax-exempt money market funds according to iMoneyNet, Inc., with a return of 3.02%. The average for the category over the same period was 2.78%. Please keep in mind that past performance is no guarantee of future results.


                      Cumulative Performance of $10,000

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA New York Money Market Fund. The data is from 10/15/90 to 3/31/00. The data points from the graph are as follows:

USAA  New York Money Market Fund
 Year                  Amount
 ----                  ------
10/15/90              $10,000
03/31/91               10,223
09/30/91               10,428
03/31/92               10,603
09/30/92               10,753
03/31/93               10,869
09/30/93               10,979
03/31/94               11,086
09/30/94               11,214
03/31/95               11,392
09/30/95               11,597
03/31/96               11,797
09/30/96               11,985
03/31/97               12,170
09/30/97               12,371
03/31/98               12,570
09/30/98               12,766
03/31/99               12,935
09/30/99               13,119
03/31/00               13,327

Data since inception 10/15/90 through 3/31/00.

Past performance is no guarantee of future results, and the value of your investment will vary according to the Fund's performance. Some income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For the seven-day yield information, please refer to the Fund's Investment Review.

See page 18 for a complete listing of the portfolio of investments.








Distributions to Shareholders


The Funds completed their fiscal year on March 31, 2000. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year of what portion of its earnings was exempt from federal taxation and dividends which represent long-term gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 2000.









Independent Auditors' Report


KPMG


The Shareholders and Board of Directors

USAA TAX EXEMPT FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the USAA New York Bond and USAA New York Money Market Funds, series of the USAA Tax Exempt Fund, Inc., as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 7 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA New York Bond and USAA New York Money Market Funds as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                         KPMG LLP


San Antonio, Texas
May 5, 2000









CATEGORIES AND DEFINITIONS
PORTFOLIOS OF INVESTMENTS

March 31, 2000



Fixed-rate instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

Variable-rate demand notes (VRDNs) - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company or other corporation, or a collateral trust.

The USAA New York Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, "eligible securities" generally consist of securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. The Manager also attempts to minimize credit risk in the USAA New York Money Market Fund through rigorous internal credit research.

(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced by a bank letter of credit.
(LIQ)  Enhanced by a bank liquidity agreement.
(NBGA) Enhanced by a non-bank guarantee  agreement.
(INS)  Scheduled  principal and interest payments are insured by:
       (1) MBIA, Inc.                         (4) Financial Security Assurance
       (2) AMBAC Financial Group, Inc.             Holdings Ltd.
       (3) Financial Guaranty Insurance Co.   (5) Asset Guaranty Insurance Co.

PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

BAN  Bond Anticipation Note        MERLOT  Municipal Exempt Receipts-
COP  Certificate of Participation           Liquidity Optional Tender
CSD  Central School District       MFH     Multi-Family Housing
GO   General Obligation            PCRB    Pollution Control Revenue Bond
IDA  Industrial Development        RB      Revenue Bond
      Authority/Agency









USAA NEW YORK BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 2000



Principal                                                  Coupon     Final       Market
 Amount                  Security                           Rate     Maturity      Value
------------------------------------------------------------------------------------------
                         FIXED-RATE INSTRUMENTS (97.9%)
           New York
 $ 3,150   Buffalo Municipal Water Finance Auth. RB,
            Series 1998A (INS)(3)                           5.00%    7/01/2028    $ 2,766
   2,200   Dormitory Auth. Lease RB, Series 1999            6.00     5/15/2039      2,212
           Dormitory Auth. RB,
   1,750    Series 1990A (Devereux Foundation) (PRE)        7.40     7/01/2015      1,799
   2,000    Series 1992 (Manhattan College) (INS)(5)        6.50     7/01/2019      2,055
   2,000    Series 1994 (Gurwin Geriatric Center)           7.35     8/01/2029      2,168
   2,800    Series 1997 (Lutheran Center) (LOC)             6.05     7/01/2026      2,804
   1,000    Series 1999 (Educational Facilities) (INS)(3)   5.75     5/15/2024        995
   1,750    Series 1999 (Long Island University) (INS)(5)   5.13     9/01/2023      1,556
   2,500    Series 1999A (Catholic Health Services
            of Long Island) (INS)(1)                        5.50     7/01/2024      2,382
   4,500    Series 1999A (Upstate Community Colleges)       5.00     7/01/2028      3,813
   1,750    Series 1999B (University of Rochester)          5.63     7/01/2024      1,696
   1,650   Environmental Facilities Corp. PCRB,
            Series 1990B                                    7.50     3/15/2011      1,671
   1,905   Groton Community Health Care Facilities RB,
            Series 1994A                                    7.45     7/15/2021      2,097
           Housing Finance Agency MFH RB,
   1,835    Series 1992E (Secured Mortgage Program)         6.75     8/15/2025      1,906
   2,440    Series 1996A (Housing Project) (INS)(4)         6.13    11/01/2020      2,456
   4,500   Long Island Power Auth. RB, Series 1998A         5.25    12/01/2026      4,045
           Medical Care Facilities Finance Agency RB,
   2,500    Series 1994A (Community General
            Hospital of Sullivan County)                    6.25     2/15/2024      2,531
   1,850    Series 1994A (Hospital and Nursing
            Home Facilities)                                6.50     2/15/2034      1,903
   2,000    Series 1994A (New York Hospital) (PRE)          6.90     8/15/2034      2,206
   1,965    Series 1994E (Mental Health Services) (PRE)     6.50     8/15/2024      2,113
   2,500    Series 1995A (Brookdale Hospital) (PRE)         6.85     2/15/2017      2,746
   2,395    Series 1995A (Health Center Projects)           6.38    11/15/2019      2,491
   3,250   Monroe County IDA RB, Series 1998                5.20    12/20/2039      2,862
   6,250   Mortgage Agency RB, Series EE-3                  7.75     4/01/2016      6,387
           New York City GO,
   3,000    Series 1995B (PRE)                              7.25     8/15/2019      3,312
     180    Series 1997I (PRE)                              6.25     4/15/2017        195
   2,820    Series 1997I                                    6.25     4/15/2017      2,935
   2,500   New York City IDA RB, Series 1997                5.80     8/01/2016      2,475
  22,090   New York City Municipal Water Finance
            Auth. RB, Series 1998D (a)                      6.05     6/15/2020      6,631
   3,300   Niagara Falls City School District COP,
            Series 1998                                     5.38     6/15/2028      2,880
   3,450   Ulster County Civic Facility IDA RB,
            Series 1999 (NBGA)                              5.65    11/15/2024      3,120
-----------------------------------------------------------------------------------------
           Total fixed-rate instruments (cost: $82,625)                            81,208
-----------------------------------------------------------------------------------------

                        VARIABLE-RATE DEMAND NOTE (0.7%)
           New York
     560   St. Lawrence County IDA PCRB,
            Series 1985 (LOC) (cost: $560)                  4.00    12/01/2007        560
-----------------------------------------------------------------------------------------
           Total investments (cost: $83,185)                                      $81,768
=========================================================================================




                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Escrowed Bonds                                      14.9%
            Water/Sewer Utilities - Municipal                   13.3
            Hospitals                                           12.0
            Nursing/Continuing Care Centers                     12.0
            Appropriated Debt                                    8.1
            Single-Family Housing                                7.7
            Education                                            7.6
            Multi-Family Housing                                 5.2
            Electric/Gas Utilities - Municipal                   4.9
            General Obligations                                  3.5
            Community Service                                    3.0
            Health Care - Miscellaneous                          3.0
            Buildings                                            2.7
            Aluminum                                             0.7
                                                                ----
            Total                                               98.6%
                                                                ====








USAA NEW YORK MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 2000



Principal                                               Coupon      Final
 Amount                Security                          Rate     Maturity       Value
---------------------------------------------------------------------------------------
                       VARIABLE-RATE DEMAND NOTES (61.0%)
           New York
 $   915   Dormitory Auth. RB, Series 1993 (LOC)          4.00%    7/01/2023    $   915
   3,275   Dutchess County IDA RB, Series 1997 (LOC)      3.90    10/01/2017      3,275
           Hempstead Town IDA RB,
   3,500    Series 1999 (NBGA)                            3.95    12/01/2010      3,500
   2,500    Series 1999 (LOC)                             3.90    12/01/2010      2,500
   3,200   Long Island Power Auth. RB, Series 2 (LOC)     3.65     5/01/2033      3,200
   2,800   Metro Transportation Auth. Transport
            Facility RB, Series 1999A-MERLOT
            Series 2000F (LIQ)(INS)(3),(d)                4.00     7/01/2029      2,800
     500   Monroe County IDA RB, Series 1995D (LOC)       3.75     6/15/2016        500
           New York City IDA Civic Facility RB,
   2,500    Series 1998 (LOC)                             3.90    12/01/2013      2,500
   1,800    Series 2000 (LOC)                             3.90     3/01/2020      1,800
  11,485   Ramapo Housing Auth. RB, Series 1998 (LOC)(c)  3.92    12/01/2029     11,485
   5,500   Rockland County IDA RB, Series 1999 (LOC)      3.92     2/01/2029      5,500
   2,400   St. Lawrence County IDA PCRB,
            Series 1985 (LOC)                             4.00    12/01/2007      2,400
   2,500   State Urban Development Corp. RB,
            Series C-MERLOT Series 2000N (LIQ)
             (INS)(2),(d)                                 4.00     1/01/2029      2,500
   1,750   Suffolk County IDA RB, Series 1992 (LOC)       3.97    12/01/2012      1,750
   2,905   Westchester County IDA RB, Series 1998 (LOC)   3.90    10/01/2028      2,905
---------------------------------------------------------------------------------------
           Total variable-rate demand notes (cost: $47,530)                      47,530
---------------------------------------------------------------------------------------

                                PUT BONDS (7.5%)
           New York
   3,100   Amherst IDA RB, Series 1985                    4.00    11/01/2015      3,100
           Hudson IDA RB,
     195    Series 1985 (Emsig Project) (LOC)             4.75    12/15/2000        195
      60    Series 1985 (Rual Project) (LOC)              4.75    12/15/2000         60
           State GO,
   1,000    Series 2000A (LOC)                            4.05     3/13/2020      1,000
   1,500    Series 2000B (LOC)                            4.05     3/15/2030      1,500
---------------------------------------------------------------------------------------
           Total put bonds (cost: $5,855)                                         5,855
---------------------------------------------------------------------------------------

                          FIXED-RATE INSTRUMENTS (28.9%)
           New York
   2,541   Andover Central School District BAN,
            Series 2000                                   4.63     1/26/2001      2,550
     152   Belleville Henderson CSD GO,
            Series 1999 (INS)(4)                          4.60     6/15/2000        152
     110   Bellmore Union Free School District GO,
            Series 1999 (INS)(1)                          4.75     8/01/2000        110
     200   Bethlehem Central School District GO,
            Series 1997 (INS)(3)                          5.30    11/01/2000        202
     650   Campbell Savona CSD GO,
            Series 1999 (INS)(2)                          4.63     6/15/2000        651
     317   Chemung County Public Improvement Bonds,
            Series 1999 (INS)(3)                          5.10     9/15/2000        318
     625   Colonie Public Improvement Bonds,
            Series 2000A (INS)(1),(b)                     5.20     4/01/2001        630
   1,000   Dormitory Auth. RB, Series 1997 (INS)(1)       5.00     5/01/2000      1,001
     550   Evans-Brant CSD GO, Series 1999 (INS)(3)       5.00    12/15/2000        554
           Franklinville CSD GO,
     500    Series 1999 (INS)(2)                          4.00     6/01/2000        501
     450    Series 2000 (INS)(3)                          5.00    12/15/2000        452
     144   Glen Cove Public Improvement Bonds,
            Series 1999 (INS)(1)                          6.00     7/15/2000        145
     100   Greenville CSD GO, Series 1998 (INS)(3)        4.50     6/15/2000        100
     475   Jericho Union Free School District GO,
            Series 2000                                   5.38     8/01/2000        477
     710   Massena CSD GO, Series 1999 (INS)(3)           4.70     6/15/2000        712
     100   Mattituck-Cutchogue Union Free School
            District GO, Series 1998 (INS)(4)             4.80     6/15/2000        100
     100   Middletown CSD GO, Series 1996A (INS)(2)       4.13    11/15/2000        100
     445   Monroe County IDA Civic Facility RB,
            Series 1999 (INS)(5)                          4.50     6/01/2000        446
     174   Moriah CSD GO, Series 1999 (INS)(1)            5.25     6/15/2000        175
   3,000   Nassau County BAN, Series 1999C (LOC)          4.25     5/16/2000      3,002
     500   Nassau County GO, Series 1996T (INS)(3)        5.13     9/01/2000        502
   3,000   New York City IDA Civic Facility RB,
            Series 1990 (PRE)                             9.63     6/01/2015      3,116
     310   Newfane CSD GO, Series 1999 (INS)(4)           4.70     6/01/2000        311
     700   North Salem CSD GO, Series 1999 (INS)(3)       7.50     6/15/2000        705
     470   Oneida County IDA RB,
            Series 1999 (INS)(5)                          4.50     1/01/2001        470
     250   Palmyra Macedon CSD GO,
            Series 1999 (INS)(4)                          3.50     6/15/2000        250
     225   Penfield Fire District GO,
            Series 1999 (INS)(2)                          4.90    12/15/2000        226
     225   Salem CSD GO, Series 1999 (INS)(3)             5.00     6/15/2000        226
     265   Schenectady Public Improvement Bonds,
            Series 1999 (INS)(2)                          4.70     4/01/2000        265
     625   Sharon Springs CSD GO,
            Series 1999 (INS)(3)                          4.63     6/15/2000        626
   1,000   South Seneca CSD BAN, Series 2000              4.63     3/15/2001      1,004
     450   State Bridge Auth. RB, Series 1997             5.00     1/01/2001        453
     400   State Thruway Auth. RB,
            Series 1994 (INS)(1)                          5.10     4/01/2001        403
   1,000   Suffolk County IDA RB,
            Series 1999 (INS)(1)                          4.25     2/01/2001      1,000
     300   Triborough Bridge and Tunnel Auth. RB,
            Series 1991T (PRE)                            7.00     1/01/2006        312
     115   Williamsville Village Public
            Improvement Bonds, Series 1999 (INS)(1)       5.10     9/01/2000        116
     189   Williston Park Public Improvement Bonds,
            Series 1999 (INS)(1)                          7.00     7/15/2000        191
---------------------------------------------------------------------------------------
           Total fixed-rate instruments (cost: $22,554)                          22,554
---------------------------------------------------------------------------------------
           Total investments (cost: $75,939)                                    $75,939
=======================================================================================



                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            General Obligations                                 22.9%
            Nursing/Continuing Care Centers                     21.8
            Community Service                                   12.5
            Solid Waste Disposal                                 7.7
            Hospitals                                            5.1
            Special Assessment/Tax/Fee                           4.9
            Escrowed Bonds                                       4.4
            Electric/Gas Utilities - Municipal                   4.1
            Insurance - Multi-Line Companies                     4.0
            Appropriated Debt                                    3.7
            Aluminum                                             3.1
            Publishing                                           1.2
            Other                                                2.0
                                                                ----
            Total                                               97.4%
                                                                ====











NOTES TO PORTFOLIOS OF INVESTMENTS

March 31, 2000



GENERAL NOTES

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES

(a) Zero Coupon security. Rate represents the effective yield at date of purchase. For the USAA New York Bond Fund this security represented 8.0% of the Fund's net assets.

(b) At March 31, 2000, the cost of securities purchased on a delayed-delivery basis for the USAA New York Money Market Fund was $0.6 million.

(c) At March 31, 2000, this security was segregated to cover delayed-delivery purchases.

(d) These securities are exempt from registration under the Securities Act of 1933 and have been determined to be liquid by management. Any resale of these securities may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A. These securities represented 6.8% of the USAA New York Money Market Fund's net assets.



See accompanying notes to financial statements.







STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2000




                                                                             USAA
                                                                 USAA      New York
                                                               New York   Money Market
                                                              Bond Fund      Fund
                                                              ------------------------
ASSETS
   Investments in securities, at market value
      (identified cost of $83,185 and $75,939, respectively)  $ 81,768     $   75,939
   Cash                                                            137             66
   Receivables:
      Capital shares sold                                           17             59
      Interest                                                   1,248            648
      Securities sold                                             -             2,000
                                                              -----------------------
         Total assets                                           83,170         78,712
                                                              -----------------------

LIABILITIES
   Securities purchased                                           -               631
   Capital shares redeemed                                        -                79
   USAA Investment Management Company                               54             17
   USAA Transfer Agency Company                                      3              4
   Accounts payable and accrued expenses                            22             23
   Dividends on capital shares                                     120             10
                                                              -----------------------
         Total liabilities                                         199            764
                                                              -----------------------
            Net assets applicable to capital shares
             outstanding                                      $ 82,971     $   77,948
                                                              =======================
REPRESENTED BY:
   Paid-in capital                                            $ 87,563     $   77,948
   Accumulated net realized loss on investments                 (3,175)         -
   Net unrealized depreciation of investments                   (1,417)         -
                                                              -----------------------
            Net assets applicable to capital shares
             outstanding                                      $ 82,971     $   77,948
                                                              =======================
   Capital shares outstanding                                    7,691         77,948
                                                              =======================
   Authorized shares of $.01 par value                         100,000      1,060,000
                                                              =======================
   Net asset value, redemption price, and offering price
    per share                                                 $  10.79     $     1.00
                                                              =======================



See accompanying notes to financial statements.









STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2000


                                                                      USAA
                                                        USAA         New York
                                                      New York     Money Market
                                                      Bond Fund        Fund
                                                      -------------------------
Net investment income:
   Interest income                                    $ 5,289           $2,531
                                                      ------------------------
   Expenses:
      Management fees                                     346              285
      Transfer agent's fees                                58               42
      Custodian's fees                                     48               45
      Postage                                               8                7
      Shareholder reporting fees                            6                8
      Directors' fees                                       3                3
      Professional fees                                    28               30
      Other                                                 2                2
                                                      ------------------------
         Total expenses before reimbursement              499              422
      Expenses reimbursed                                 (60)             (60)
                                                      ------------------------
         Total expenses after reimbursement               439              362
                                                      ------------------------
            Net investment income                       4,850            2,169
                                                      ------------------------
Net realized and unrealized loss on investments:
      Net realized loss                                  (524)             -
      Change in net unrealized appreciation/
       depreciation                                    (6,692)             -
                                                      ------------------------
            Net realized and unrealized loss           (7,216)             -
                                                      ------------------------
Increase (decrease) in net assets resulting from
 operations                                           $(2,366)          $2,169
                                                      ========================


See accompanying notes to financial statements.











STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,





                                                       USAA                  USAA
                                                     New York              New York
                                                    Bond Fund          Money Market Fund
                                                -----------------------------------------
                                                   2000      1999       2000       1999
                                                -----------------------------------------
From operations:
   Net investment income                        $  4,850   $  4,098   $  2,169   $  1,796
   Net realized gain (loss) on investments          (524)       125        -          -
   Change in net unrealized appreciation/
      depreciation of investments                 (6,692)        21        -          -
                                                -----------------------------------------
      Increase (decrease) in net assets
         resulting from operations                (2,366)     4,244      2,169      1,796
                                                -----------------------------------------
Distributions to shareholders from:
   Net investment income                          (4,850)    (4,098)    (2,169)    (1,796)
                                                -----------------------------------------
From capital share transactions:
   Proceeds from shares sold                      24,016     24,751     75,077     69,814
   Dividend reinvestments                          3,572      3,049      2,071      1,708
   Cost of shares redeemed                       (25,881)   (10,077)   (68,034)   (64,914)
                                                -----------------------------------------
      Increase in net assets from
         capital share transactions                1,707     17,723      9,114      6,608
                                                -----------------------------------------
Net increase (decrease) in net assets             (5,509)    17,869      9,114      6,608
Net assets:
   Beginning of period                            88,480     70,611     68,834     62,226
                                                -----------------------------------------
   End of period                                $ 82,971   $ 88,480   $ 77,948   $ 68,834
                                                =========================================
Change in shares outstanding:
   Shares sold                                     2,161      2,111     75,077     69,814
   Shares issued for dividends reinvested            327        260      2,071      1,708
   Shares redeemed                                (2,383)      (861)   (68,034)   (64,914)
                                                -----------------------------------------
      Increase in shares outstanding                 105      1,510      9,114      6,608
                                                =========================================


See accompanying notes to financial statements.










NOTES TO FINANCIAL STATEMENTS

March 31, 2000



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA New York Bond Fund and USAA New York Money Market Fund (the Funds). The Funds have a common objective of providing New York investors with a high level of current interest income that is exempt from federal, New York state, and New York City personal income taxes. The USAA New York Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA New York Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA New York Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in New York tax-exempt securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, each Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. During the year ended March 31, 2000, the USAA New York Bond Fund had two borrowings averaging $423,000 with an average length of one day and incurred $130 in interest expense. The USAA New York Money Market Fund had no borrowings under any of these agreements during the period.


(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 2000, the USAA New York Bond Fund had capital loss carryovers for federal income tax purposes of approximately $3.2 million which, if not offset by subsequent capital gains will expire between 2003-2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 2000, were as follows:

                               USAA New York         USAA New York
                                Bond Fund         Money Market Fund
                                  ($000)               ($000)
                             ----------------------------------------
Purchases                        $28,227              $220,826
Sales/maturities                 $27,337              $215,776

For the USAA New York Bond Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 2000, was as follows:

                              Appreciation     Depreciation       Net
                                 ($000)           ($000)        ($000)
                             ------------------------------------------
USAA New York Bond Fund          $2,260          ($3,677)      ($1,417)


(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets through August 1, 2001.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.


(7) FINANCIAL HIGHLIGHTS - USAA NEW YORK BOND FUND

Per share operating performance for a share outstanding throughout each period is as follows:
                                            Year Ended March 31,
                           ----------------------------------------------------
                             2000       1999       1998       1997       1996
                           ----------------------------------------------------
Net asset value at
   beginning of period     $  11.66   $  11.62   $  10.94   $  10.95   $  10.77
Net investment income           .61        .61        .63        .64        .63
Net realized and
   unrealized gain (loss)      (.87)       .04        .68       (.01)       .18
Distributions from net
   investment income           (.61)      (.61)      (.63)      (.64)      (.63)
                           ----------------------------------------------------
Net asset value at
   end of period           $  10.79   $  11.66   $  11.62   $  10.94   $  10.95
                           ====================================================
Total return (%) *            (2.20)      5.73      12.24       5.89       7.67
Net assets at end
   of period (000)         $ 82,971   $ 88,480   $ 70,611   $ 58,035   $ 53,987
Ratio of expenses to
   average net assets (%)       .50        .50        .50        .50        .50
Ratio of expenses to average
   net assets excluding
   reimbursements (%)           .57        .58        .61        .66        .69
Ratio of net investment
   income to average
   net assets (%)              5.52       5.24       5.54       5.83       5.75
Portfolio turnover (%)        31.77      27.64      49.49      41.42      74.80


* Assumes reinvestment of all dividend income distributions during the period.


(7) FINANCIAL HIGHLIGHTS - USAA NEW YORK MONEY MARKET FUND

Per share operating performance for a share outstanding throughout each period is as follows:

                                           Year Ended March 31,
                           -----------------------------------------------
                             2000      1999      1998      1997      1996
                           -----------------------------------------------
Net asset value at
   beginning of period     $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
Net investment income          .03       .03       .03       .03       .04
Distributions from net
   investment income          (.03)     (.03)     (.03)     (.03)     (.04)
                           -----------------------------------------------
Net asset value at
   end of period           $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                           ===============================================
Total return (%) *            3.02      2.90      3.29      3.16      3.56
Net assets at end
   of period (000)         $77,948   $68,834   $62,226   $49,996   $45,554
Ratio of expenses to
   average net assets (%)      .50       .50       .50       .50       .50
Ratio of expenses to average
   net assets excluding
   reimbursements (%)          .58       .60       .63       .69       .78
Ratio of net investment
   income to average
   net assets (%)             3.00      2.86      3.23      3.12      3.47

* Assumes reinvestment of all dividend income distributions during the period.












Directors
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, Vice Chairman of the Board
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent                           Legal Counsel
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

Custodian                                Independent Auditors
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

Telephone Assistance Hours               Internet Access
Call toll free - Central Time            usaa.com(ServiceMark)
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777